UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 4, 2017

Date of Report (Date of Earliest Event Reported)

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WORLD MONITOR TRUST III – SERIES J

(Exact name of Registrant as Specified in its Charter)

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Delaware	333-119612	20-2446281
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation or Organization)

680 Fifth Avenue, Suite 1901, New York, NY 10019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 596-3480

(Former Name or Former Address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 4, 2017, World Monitor Trust III – Series J (the “Registrant”) distributed a notice to its unitholders in order to inform them of certain upcoming changes to the Registrant’s underlying managers effective October 1, 2017. A copy of the notice is being furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No. Description

99.1	Notice to Unitholders dated October 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on October 4, 2017.

WORLD MONITOR TRUST III – SERIES J
(Registrant)

	By:	Kenmar Preferred Investments LLC
its Managing Owner

Date: October 4, 2017	By:	/s/ James Parrish
	Name:	James Parrish
	Title:	President